UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2011.
KENT FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)
NEVADA

(State or other jurisdiction of incorporation)

1-7986 (Commission File Number)	75-1695953 (IRS Employer Identification No.)

7501 Tillman Hill Road, Colleyville, Texas	76034
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(682) 738-8011
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 7.01	Regulation FD Disclosure

(Colleyville, Texas) On August 22, 2011, Kent Financial Services, Inc. (the “Company”) issued a press release announcing the filing by the Company’s majority owned subsidiary Kent International Holdings Inc. (Pink Sheets: KNTH) of a Schedule 14C Preliminary Information Statement with the United States Securities and Exchange Commission (the “SEC”) in connection with a proposed “going private” transaction.  The proposed transaction involves an amendment to Kent International’s Articles of Incorporation to effect a one-for-950,000 reverse stock split.  If implemented, fractional shares will be redeemed by Kent International for cash consideration of $2.50 per pre-split share.

Additional details can be found in the Preliminary Form 14C filed August 22, 2011 by Kent International.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1                 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENT FINANCIAL SERVICES, INC.
Date: August 22, 2011	By:	/s/ Bryan P. Healey
Bryan P. Healey
President